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                                                                    EXHIBIT 99.1

              CASE CREDIT CORPORATION AND CONSOLIDATED SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Case Credit Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mario Ferla, Chief Executive Officer and Chief Operating Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2002

                                By /s/ MARIO FERLA
                                ------------------
                                       Mario Ferla
                  Chief Executive Officer and Chief Operating Officer
             (Principal Executive and Operations Officer and Director and
                   Authorized Signatory for Case Credit Corporation)

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